UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 3, 2009

SEAGATE TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-31560	98-0355609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949-8066

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Albert A. (Rocky) Pimentel and Edward J. Zander were named to the Board of Directors (the “Board”) of Seagate Technology (“Seagate”) effective March 3, 2009 and March 5, 2009, respectively. Mr. Pimentel will serve on the Audit Committee of the Board. Seagate’s Board determined that both Messrs. Pimentel and Zander are independent under the NASDAQ listing standards. Messrs. Pimentel and Zander will be compensated for service on Seagate’s Board pursuant to the Seagate Technology Non-Management Board Member Compensation schedule (filed with the Securities and Exchange Commission on February 10, 2009 as Exhibit 10.12 to Seagate’s Quarterly Report on Form 10-Q), the terms of which are incorporated herein by reference. Pursuant to Seagate’s Articles of Association, in connection with the appointment of Messrs. Pimentel and Zander as directors, the Board of Directors has determined that the board size shall be 11 members.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY

Date: March 9, 2009	By:		/s/ Kenneth M. Massaroni
		Name:	Kenneth M. Massaroni
		Title:	Senior Vice President and General Counsel